Securities Act File No. 333-59745



                                  PILGRIM FUNDS

                        Supplement dated August 15, 2001
                   to the Statement of Additional Information
                               dated March 1, 2001

     Disclosure concerning the Pilgrim Tax Efficient Equity Fund and Pilgrim Internet Fund is superceded by the disclosure contained in the Statement of Additional Information ("SAI") for the Pilgrim U.S. Equity and Equity and Income Funds dated May 1, 2001. Disclosure concerning the Pilgrim Intermediate Bond Fund, Pilgrim High Yield Bond Fund, Pilgrim National Tax-Exempt Bond Fund, and ING Pilgrim Money Market Fund is superceded by the disclosure contained in the SAI for the Pilgrim Income Funds dated August 1, 2001.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.